SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) October 19, 1998


                           NEW CENTURY ENERGIES, INC.
                   ----------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                             --------------------
                          (State or Other Jurisdiction
                                of Incorporation)


               1-12927                                 84-1334327
          ----------------                          -----------------
        (Commission File No.)                         (IRS Employer
                                                   Identification No.)


      1225 Seventeenth Street, Denver,  Colorado          80202
      ---------------------------------------------------------------------
      (Address of Principal Executive Offices)         (Zip Code)


      Registrant's telephone number, including area code(303)  571-7511



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Item 5.  OTHER EVENTS

Reference is made to the press release filed as an exhibit hereto for information with respect to the Company's earning release for the quarter ended September 30, 1998.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

           Exhibit 99:  Press Release, dated October 19, 1998, of New Century
                         Energies, Inc.




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



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                         NEW CENTURY ENERGIES, INC.


                                             /s/Richard C. Kelly
                                          -----------------------------
                                              Richard C. Kelly
                                          Executive Vice President and
                                           Chief Financial Officer


Dated:   October 19, 1998


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